UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 12, 2015

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, FL	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 12, 2015, Platform Specialty Products Corporation (“Platform”) issued a press release announcing that it has commenced the syndication process for incremental credit facilities comprised of an incremental term loan denominated in U.S. dollars of up to $1.00 billion, an incremental term loan denominated in Euros of up to €83  million, and an increase to its existing revolving credit facilities of up to $125 million, in each case pursuant to an amendment to its existing senior secured credit agreement. A copy of this press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

On January 13, 2015, Platform also issued a press release announcing its intent, subject to market and other customary conditions, to offer $500 million principal amount of senior notes due 2022 denominated in U.S. dollars and €350 million principal amount of senior notes due 2022 denominated in euros (collectively, the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of this press release is furnished with this report as Exhibit 99.2 and is incorporated herein by reference.

The above does not constitute an offer to sell, or a solicitation of an offer to purchase, the Notes and related guarantees in any jurisdiction in which such offer or solicitation would be unlawful.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to this Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1	Press release issued on January 12, 2015, announcing the incremental term loan syndication process (furnished only).
99.2	Press release issued on January 13, 2015, announcing Platform’s private offering of senior notes (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

January 13, 2015	By:	/s/ Frank J. Monteiro
Name: Frank J. Monteiro
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release issued on January 12, 2015, announcing the incremental term loan syndication process (furnished only).
99.2	Press release issued on January 13, 2015, announcing Platform’s private offering of senior notes (furnished only).